EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICERS

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Nevada Gold & Casinos, Inc. (the “Company”) on Form 10-Q for the quarterly period ended January 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael P. Shaunnessy, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.78m or 78o(d)), as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:/s/ Michael P. Shaunnessy

Michael P. Shaunnessy

Chief Executive Officer

(Principal Executive Officer)

March 12, 2013